Exhibit 10.149

CONFIDENTIAL

Separation and Release Agreement

Dated this 19th day of December, 2007

Between:	Yaron Tchwella (Israel ID Number 56470685)
3 SNIR ST (address)
HOD HASHARON ISRAEL
(the “Employee”)

and between:	Comverse Ltd.
29 Habarzel Street
Ramat Hachayal, Tel-Aviv, Israel 69710
(the “Company”)

Whereas, the Company has unilaterally notified Employee of the termination of his employment with the Company, without cause, and the Company has terminated the Employee’s services as President; and

Whereas, the parties have reached an agreement to terminate such employment in accordance with the terms and conditions of the separation agreement between Comverse, Inc. and Employee dated     .th of December 2007 (the “Agreement”).

Now, therefore, the parties hereto hereby agree that each party is bound to all of the terms specified in the “Agreement.”

In Witness whereof, the parties have signed this Agreement as of the date first set forth above.

/s/ Yaron Tchwella	/s/ Lance Miyamoto
Employee	Comverse Ltd.
By: Dec. 19, 2007
Title: EVP HUMAN RESOURCES